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                                                                   Exhibit 99.01

                               FIRST AMENDMENT TO
                               ------------------
            THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT
            --------------------------------------------------------

                  FIRST AMENDMENT TO THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of March 27, 2002 (this "Amendment"), by and between FIRST USA BANK, NATIONAL ASSOCIATION, as Transferor and Servicer (in such capacities, the "Transferor" and the "Servicer," respectively), and THE BANK OF NEW YORK (DELAWARE), as Trustee (in such capacity, the "Trustee").

                  WHEREAS, the predecessors to First USA Bank, National Association and the Trustee have heretofore executed and delivered a Pooling and Servicing Agreement, dated as of October 26, 1995, which was amended and restated in its entirety as of June 4, 1999 (as amended and supplemented or otherwise modified, including by the Assumption Agreement for Wachovia, dated as of July 27, 2001, by and among The First National Bank of Atlanta d/b/a Wachovia Bank Card Services, First USA Bank, National Association, as the successor Transferor and Servicer, and the Trustee, through the date hereof and as the same may be further amended, supplemented or otherwise modified and in effect from time to time, the "Master Pooling and Servicing Agreement"), relating to the Wachovia Credit Card Master Trust (the "Trust");

                  WHEREAS, Section 13.1(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of the Certificateholders, may amend the Master Pooling and Servicing Agreement from time to time so long as (i) each Rating Agency then rating the Investor Certificates shall have notified the Transferor, the Servicer and the Trustee in writing (which writing need only be addressed to any one of the Transferor, the Servicer or the Trustee) that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class which it is then rating, (ii) the Trustee shall have received an Officer's Certificate to the effect that such amendment, in the reasonable belief of the Transferor, will not adversely affect in any material respect the interests of any Investor Certificateholders, and (iii) the Trustee shall have received a Tax Opinion.

                  WHEREAS, the Trustee has received (i) from each Rating Agency, a letter confirming the current rating of each outstanding Series, (ii) an Officer's Certificate to the effect that in the reasonable belief of the Transferor, such amendment will not adversely affect in any material respect the interests of any Investor Certificateholders, and (iii) a Tax Opinion.

                  WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

                  NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Master Pooling and Servicing Agreement in the manner set forth below.

                  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Pooling and Servicing Agreement.

                  Section 1. Defined Terms. (a) Section 1.1 of the Master
                             -------------
Pooling and Servicing Agreement is hereby amended by adding the following definitions thereto in the proper order therefor:

                  "Amendment Closing Date" shall mean March 27, 2002.
                   ----------------------

                  "Delaware Act" shall mean the Asset-Backed Securities
                   ------------
            Facilitation Act located in Title 6, Chapter 27A of the Delaware
            Code.

                  "Permitted Activities" shall mean the primary activities of
                   --------------------
            the Trust, which shall be:

                  (a) holding Receivables transferred from the Transferor and other assets of the Trust, including any Credit Enhancement with respect to any Series and passive derivative financial instruments that pertain to beneficial interests issued or sold to parties other than the Transferor, its Affiliates or its agents;

                  (b) issuing Certificates and other interests in the Trust assets;

                  (c) receiving Collections and making payments on such Certificates and interests in accordance with the terms of this Agreement and any Supplement; and

                  (d) engaging in other activities that are necessary or incidental to accomplish these limited purposes.

                  "SFAS 140" shall mean Statement of Financial Accounting
                   --------
            Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (or any replacement FASB Statement, or amendment or interpretation thereof).

                  "Trust Assets" shall have the meaning specified in Section
                   ------------
            2.1.

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              (b) Section 1.1 of the Master Pooling and Servicing Agreement is
hereby amended by replacing the definitions contained therein with the following definitions in the proper order therefor:

                       "Certificateholder" or "Holder" shall mean the Person in
                        -----------------      ------
         whose name a Certificate is registered in the Certificate Register, if applicable, the holder of any Bearer Certificate or Coupon, as the case may be, or such other Person deemed to be a "Certificateholder" or "Holder" in any related Supplement, and if used with respect to the Transferor Certificate, the Person in whose name the Transferor Certificate is registered in the Certificate Register or the Person in whose name ownership of the uncertificated interest in the Transferor Amount is recorded in the books and records of the Trustee.

                       "Holder of the Transferor Certificate" or "holder of the
                        ------------------------------------
         Transferor Certificate" shall mean the Holder of the Transferor Certificate or the Holder of any uncertificated interest in the Transferor Amount.

                       "Transferor Certificate" shall mean (a) if the Transferor
                        ----------------------
         elects to evidence its interest in the Transferor Amount in certificated form pursuant to Section 6.1, a certificate executed by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A and exchangeable as provided in Section 6.9, or (b) if the Transferor elects not to evidence its interest in the Transferor Amount in certificated form, the uncertificated interest in the Transferor Amount; provided, that at any time there shall be only one Transferor Certificate; provided, further, that in any Supplement, "Transferor Certificate" shall mean either a certificate executed and delivered by the Transferor and authenticated by the Trustee substantially in the form of Exhibit A or the uncertificated interest in the Transferor Amount.

              Section 2. Amendments to Section 2.1. (a) Section 2.1 of the
                         -------------------------
Master Pooling and Servicing Agreement is hereby amended by replacing the first paragraph of such section in its entirety with the following:

                       "Section 2.1 Conveyance of Receivables. The Transferor
                                    -------------------------
         does hereby transfer, assign, set-over, and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse, all of its right, title and interest in and to the Receivables now existing and hereafter created and arising in connection with the Accounts, all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables and recoveries on any charged-off Receivables), all proceeds of such

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         Receivables, Insurance Proceeds relating to such Receivables and proceeds thereof. The property described in the preceding sentence, together with all monies and other property credited to the Collection Account, the Principal Account, the Finance Charge Account, the Distribution Account and any other Series Account shall constitute the assets of the Trust (collectively, the "Trust Assets"). The parties hereto intend to treat the foregoing transfer, assignment, set-over and conveyance as a sale, and not as a secured borrowing, for accounting purposes."

         (b) Section 2.1 of the Master Pooling and Servicing Agreement is hereby amended by adding the following paragraph after the second paragraph thereof:

                       "To the extent that the Transferor retained any right, title or interest in the Trust Assets transferred to the Trust pursuant to this Master Pooling and Servicing Agreement or any Assignment executed prior to the Amendment Closing Date (other than Receivables in Removed Accounts), the Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse, all of its right, title and interest in and to such Trust Assets."

               (c) Section 2.1 of the Master Pooling and Servicing Agreement is hereby amended by adding the following paragraph at the end of such section:

                       "It is the intention of the parties hereto that all such transfers be subject to, and be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Agreement has been entered into by the parties hereto in express reliance upon the Delaware Act. For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be transferred, in whole or in part, by the Transferor pursuant to this Agreement shall be deemed to no longer be the property, assets or rights of the Transferor. The parties hereto acknowledge and agree that each such transfer is occurring in connection with a "securitization transaction" within the meaning of the Delaware Act."

              Section 3. Amendment to Section 2.7. Section 2.7 of the Master
                         ------------------------
Pooling and Servicing Agreement is hereby replaced in its entirety with the following:

              "Section 2.7 Removal of Accounts.
                           -------------------

              (a) Subject to the conditions set forth below, the Transferor may, but shall not be obligated to, designate Receivables from Accounts for deletion and removal ("Removed Accounts") from the Trust. On or before the fifth Business Day (the "Removal Notice Date") prior to the date on which the designated Removed Accounts will be reassigned by the Trustee to the Transferor (the "Removal Date"), the Transferor shall give the Trustee and the Servicer written notice that the Receivables from such Removed Accounts are to be reassigned to the Transferor.

              (b) The Transferor shall be permitted to designate and require reassignment to it of the Receivables from Removed Accounts only upon satisfaction of the following conditions:

                       (i) the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, (a) cause a Pay Out Event to occur, (b) cause the Transferor Amount to be less than the Minimum Transferor Amount on such Removal Date, (c) cause the sum of the aggregate amount of Principal Receivables and the Excess Funding Amount to be less than the Minimum Aggregate Principal Receivables, or (d) result in the failure to make any payment specified in the related Supplement with respect to any Series;

                       (ii) on or prior to the Removal Date, the Transferor shall have delivered to the Trustee for execution a written assignment in substantially the form of Exhibit G (the "Reassignment") and, within five Business Days (or as otherwise agreed upon between the Transferor and the Trustee) thereafter, the Transferor shall have delivered to the Trustee a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the Receivables in such Removed Accounts as of the Removal Date, which computer file or microfiche list shall as of the Removal Date modify and amend and be made a part of this Agreement;

                       (iii) the Transferor shall represent and warrant that (x) no selection procedures believed by the Transferor to be materially adverse to the interests of the Certificateholders were utilized in selecting the Removed

         Accounts to be removed from the Trust and (y) (I) a random selection procedure was used by the Transferor in selecting the Removed Accounts and only one such removal of randomly selected Accounts shall occur in the then current Monthly Period, (II) the Removed Accounts arose pursuant to an affinity, private-label, agent-bank, co-branding or other arrangement with a third party that has been cancelled by such third party or has expired without renewal and which by its terms permits the third party to repurchase the Accounts subject to such arrangement, upon such cancellation or non-renewal and the third party has exercised such repurchase right or (III) the Removed Accounts were selected using another method that will not preclude transfers of Receivables to the Trust from being accounted for as sales under generally accepted accounting principles or prevent the Trust from continuing to qualify as a qualifying special purpose entity in accordance with SFAS 140 and the Transferor shall have delivered to the Trustee and each Credit Enhancement Provider an Officer's Certificate, dated the Removal Date, to that effect;

                           (iv) on or before the tenth Business Day prior to the Removal Date, each Rating Agency shall have received notice of such proposed removal of the Receivables of such Accounts and the Transferor shall have received notice prior to the Removal Date from such Rating Agency that such proposed removal will not result in a downgrade or withdrawal of its then current rating of any outstanding Series of the Investor Certificates; and

                           (v) the Transferor shall have delivered to the Trustee an Officer's Certificate confirming the items set forth in clauses (i) through (iv) above. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                  Upon satisfaction of the above conditions, the Trustee shall execute and deliver the Reassignment to the Transferor, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust."

                  Section 4. Amendment to Section 3.5. Section 3.5 of the Master
                             ------------------------
Pooling and Servicing Agreement is hereby amended by replacing the words "November 30" and "November 30, 1996" in the first sentence thereof with "December 31" and "December 31, 2002", respectively.

                  Section 5. Amendment to Section 3.6. Subsection 3.6(a) of the
                             ------------------------
Master Pooling and Servicing Agreement is hereby amended by replacing the words "November 30" and "November 30, 1996" in the first sentence thereof with "December 31" and "December 31, 2002", respectively.

                  Section 6. Amendment to Section 3.6. Subsection 3.6(b) of the
                             ------------------------
Master Pooling and Servicing Agreement is hereby amended by replacing the words "November 30" and "November 30, 1996" in the first sentence thereof with "December 31" and "December 31, 2002", respectively.

                  Section 7. Amendment to Section 4.1. Section 4.1 of the Master
                             ------------------------
Pooling and Servicing Agreement is hereby replaced in its entirety by the following:

                  "Section 4.1  Rights of Certificateholders. Each Series of
                                ----------------------------
         Investor Certificates shall represent Undivided Interests in the Trust, including the benefits of any Credit Enhancement issued with respect to such Series and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Investor Accounts and any other Series Accounts (if so specified in the related Supplement) or to be paid to the Investor Certficateholders of such Series; provided, however, that the aggregate
                                           --------  -------
         interest represented by such Certificates at any time in the Principal Receivables shall not exceed an amount equal to the Investor Interest at such time. The Transferor Certificate or, as the case may be, the uncertificated interest in the Transferor Amount shall represent the remaining undivided interest in the Trust not allocated to the Investor Certificates and the other interests issued by the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be paid to the Holder of the Transferor Certificate; provided, however, that if the Transferor
                                     --------  -------
         elects to have its interest in the Transferor Amount be uncertificated as provided in Section 6.1, then such uncertificated interest shall represent the Transferor Amount; provided, further, that the aggregate interest represented by such Transferor Certificate in the Principal Receivables or, as the case may be, the aggregate uncertificated interest of the Transferor in the Principal Receivables, shall not exceed the Transferor Amount at any time and such Transferor Certificate or, as the case may be, such uncertificated interest shall not represent any interest in the Investor Accounts, except as provided in this Agreement, or the benefits of any Credit Enhancement issued with respect to any Series"

                  Section 8. Amendment to Section 6.1. Section 6.1 of the Master
                             ------------------------
Pooling and Servicing Agreement is hereby replaced in its entirety with the following:

                          "Section 6.1 The Certificates. Subject to Sections
                                        ----------------
         6.10 and 6.13, the Investor Certificates of each Series and any Class thereof may be issued in bearer form (the "Bearer Certificates") with
         attached   interest coupons and a special coupon (collectively, the
         "Coupons") or in fully
         registered form (the "Registered Certificates"), and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Transferor may elect at any time, by written notice to the Trustee, to have its interest in the Transferor Amount be (i) an uncertificated interest or (ii) evidenced by a Transferor Certificate in certificated form. If the Transferor elects to have its interest in the Transferor Interest be uncertificated, it shall deliver to the Trustee for cancellation any Transferor Certificate previously issued. If the Transferor elects to have its interest in the Transferor Amount be evidenced by a Transferor Certificate in certificated form, the Transferor Certificate shall be issued pursuant hereto or to Section 6.9 or Section 6.10, substantially in the form of Exhibit A, and shall upon issue be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Sections 2.1 and 6.2. The Investor Certificates shall, upon issue pursuant hereto or to Section 6.9 or
         Section 6.10, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Section 2.1 and Section 6.2. Any Investor Certificate shall be issuable in a minimum denomination of $1,000 Undivided Interest and integral multiples thereof, unless otherwise specified in any Supplement. The Transferor Certificate, if applicable, shall be issued as a single certificate. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by its President or any Vice President. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. Unless otherwise provided in the related Supplement, no certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication except Bearer Certificates which shall be dated the applicable Issuance Date as provided in the related Supplement."

                  Section 9. Amendment to Section 6.2. The third sentence of
                             ------------------------
Section 6.2 of the Master Pooling and Servicing Agreement is hereby replaced in its entirety with the following:

                           "If the Transferor elects to have its interest in the Transferor Amount be evidenced by a Transferor Certificate in certificated form, the Trustee shall authenticate and deliver the Transferor Certificate to the Transferor simultaneously with its delivery to the Transferor of the initial Series of Investor Certificates."

         Section 10. Amendment to Section 6.9. Subsection 6.9(b) of the Master
                     ------------------------
Pooling and Servicing Agreement is hereby replaced in its entirety with the following:

                           "(b) The Holder of the Transferor Certificate may tender the Transferor Certificate to the Trustee in exchange for (i) one or more newly issued Series of Investor Certificates or in connection with a Paired Series, interests in such Series and (ii) if there is a currently existing Transferor Certificate, upon presentation of such Transferor Certificate to the Trustee for cancellation, a reissued Transferor Certificate (any such tender, a "Transferor Exchange"). In addition, to the extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Investor Certificateholders of such Series may tender their Investor Certificates and if there is a currently existing Transferor Certificate in certificated form, the Holder of the Transferor Certificate may tender the Transferor Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) upon presentation of such Transferor Certificate to the Trustee for cancellation, a reissued Transferor Certificate (an "Investor Exchange"). The Transferor Exchange and Investor Exchange are referred to collectively herein as an "Exchange." The Holder of the Transferor Certificate may perform an Exchange by notifying the Trustee, in writing at least three days in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series (and Class thereof, if applicable) to be issued on the Exchange Date and, with respect to each such Series: (a) its initial Investor Interest (or the method for calculating such Initial Investor Interest), (b) its Certificate Rate (or the method for allocating interest payments or other cash flows to such Series), if any, and (c) the Credit Enhancement Provider, if any, with respect to such Series. On the Exchange Date, the Trustee shall authenticate and deliver any such Series of Investor Certificates only upon delivery to it of the following: (a) a Supplement satisfying the criteria set forth in subsection 6.9(c) executed by the Transferor and the Servicer and specifying the Principal Terms of such Series, (b) the applicable Credit Enhancement, if any, (c) the agreement, if any, pursuant to which the Credit Enhancement Provider agrees to provide the Credit Enhancement, if any, (d) (i) an Opinion of Counsel to the effect that, unless otherwise stated in the related Supplement, the newly issued Series of Investor Certificates will be treated as debt for federal income tax purposes and (ii) a Tax Opinion with respect to the issuance of such Series, (e) written confirmation from each Rating Agency that the Exchange will not result in such Rating Agency's reducing or withdrawing its rating on any then outstanding Series as to which it is a Rating Agency, (f) an Officer's Certificate signed by a Vice President (or any more senior officer) of the Transferor, that on the Exchange Date (i) the Transferor, after giving effect to the Exchange, would not be required to designate Additional Accounts pursuant to subsection 2.6(a) and (ii) after giving effect to such Exchange, the Transferor Amount would be at least equal to the Minimum Transferor Amount, and (g) the existing Transferor Certificate, if any, or applicable Investor Certificates, as the case may be. Upon satisfaction of such conditions, the Trustee shall cancel the existing Transferor Certificate or applicable Investor Certificates, as the case may be, and issue, as provided above, such Series of Investor Certificates and, if any such Transferor Certificate shall have been cancelled, a new Transferor Certificate, dated the Exchange Date. There is no limit to the number of Exchanges that may be performed under the Agreement."

                  Section 11. Amendment to Section 9.2. Section 9.2(a) of the
                              ------------------------
Master Pooling and Servicing Agreement is hereby replaced in its entirety by the following:

                     "(a) If an Insolvency Event occurs with respect to the Transferor or any holder of an interest in the Transferor Certificate (including any Transferor Participation), the Transferor shall on the day of such Insolvency Event or violation (the "Appointment Day") immediately cease to transfer Principal Receivables, or interests in Principal Receivables represented by any Participations, to the Trust and shall promptly give notice to the Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables or any Participations, Principal Receivables or any Participations transferred to the Trust prior to the occurrence of such Insolvency Event or violation and Collections in respect of such Principal Receivables and Participations, and Finance Charge Receivables, whenever created, accrued in respect of such Principal Receivables shall continue to be a part of the Trust, and shall continue to be allocated and paid in accordance with Article IV. For so long as any Series issued prior to the Amendment Closing Date remains outstanding, within 15 days of the Appointment Day, the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event or violation has occurred, that the Trust has dissolved and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables on commercially reasonable terms and in a commercially reasonable manner and (ii) send written notice to (w) any Holder of the Transferor Certificate and any holder of an interest in the

         Transferor Certificate (including any Transferor Participation) with respect to which the Insolvency Event has not occurred, (x) the Investor Certificateholders, (y) each Credit Enhancement Provider, if any, and (z) any other Person entitled thereto pursuant any Supplement describing the provisions of this Section 9.2. Unless within 75 days from the day notice pursuant to clause (i) above is first published, the Trustee shall have received written instructions from Holders of Investor Certificates evidencing more than 50% of the Investor Interest of each Series issued and outstanding (or in the case of a Series having more than one Class, each Class) and from each person described in (ii) (y) and (ii) (z) to the effect that such Persons disapprove of the liquidation of the Receivables, the Trustee shall promptly sell, dispose of, or otherwise liquidate the Receivables and Participations in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. None of the Transferor, or any holder of an interest in the Transferor Certificate (including any Transferor Participation) or any Affiliate or any agent of the foregoing shall be permitted to purchase such Receivables in such case. In the event that, in accordance with the result of the voting procedures set forth above, the Receivables and Participations are not sold at the time of dissolution, the Trustee shall retain the Receivables and Participations (and no Receivables or Participations shall thereafter be added to the Trust) and apply collections thereon in accordance with the provisions of Article IV. Notwithstanding the foregoing, the Trustee shall cause any remaining Receivables and Participations to be disposed of in a manner so that the Trust is liquidated on or prior to the date that is three (3) years after the Appointment Date. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive."

                  Section 12. Amendment to Section 10.2. Section 10.2(a) of the
                              -------------------------
Master Pooling and Servicing Agreement is hereby replaced in its entirety with the following:

                           "(a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.1, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall notify each Rating Agency of such removal of the Servicer. The Trustee shall, as promptly as possible after the giving of a Termination

         Notice appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. The Trustee may obtain bids from any potential successor Servicer. If the Trustee is unable to obtain any bids from any potential successor Servicer and the Servicer delivers an Officer's Certificate to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, and if the Trustee is legally unable to act as Successor Servicer, then the Trustee shall notify each Credit Enhancement Provider of the proposed sale of the Receivables and shall provide each such Credit Enhancement Provider an opportunity to bid on the Receivables. None of the Transferor or any holder of an interest in the Transferor Certificate (including any Transferor Participation) or any Affiliate or any agent of the foregoing shall be permitted to purchase such Receivables in such case. The proceeds of such sale shall be deposited in the Distribution Account or any Series Account, as provided in the related Supplement, for distribution to the Investor Certificateholders of each outstanding Series pursuant to Section 12.3 of the Agreement. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer (but shall have continued authority, to appoint another Person as Successor Servicer). Notwithstanding the above, the Trustee shall, if it is legally unable to act, petition a court of competent jurisdiction to appoint any established financial institution having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital requirements, having a net worth of not less than $50,000,000 and whose regular business includes the servicing of VISA(R) or MasterCard(R) credit card receivables as the Successor Servicer hereunder."

                  Section 13. Amendment to Section 12.1. Subsection 12.1(b) of
                              -------------------------
the Master Pooling and Servicing Agreement is hereby replaced in its entirety with the following:


                           "(b) All principal and interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Investor Interest of any Series of Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, and pay the proceeds first, to
                                                                     -----
         all Certificateholders of such Series in accordance with the priority for each

         Class within such Series as provided in the related Supplement, in final payment of all principal of and accrued interest on such Series of Certificates, and second, as provided in the related Supplement, an
                              ------
         amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the sum of the Investor Interest of such Series plus the Enhancement Invested Amount or the Collateral Interest (if not included in the Investor Interest) of such Series, if any, at the close of business on such date (but not more than an amount of Principal Receivables and the related Finance Charge Receivables equal to the sum of (1) the product of (A) the Transferor Amount divided by the aggregate amount of Principal Receivables, (B) the aggregate amount of Principal Receivables in the Trust and (C) a fraction the numerator of which is the applicable Investor Percentages with respect to Finance Charge Receivables and the denominator of which is the sum of all Investor Percentages with respect to Finance Charge Receivables of all Series and (2) the Investor Interest of such Series plus the Enhancement Invested Amount or the Collateral Interest (if not included in the Investor Interest) of such Series). The Trustee shall notify each Credit Enhancement Provider of the proposed sale of such Receivables and shall provide each Credit Enhancement Provider an opportunity to bid on such Receivables. None of the Transferor or any holder of an interest in the Transferor Certificate (including any Transferor Participation) or any Affiliate or agent of the foregoing shall be permitted to purchase such Receivables in such case. Any proceeds of such sale in excess of such principal and interest paid and such other amounts paid pursuant to the related Supplement shall be paid to the Holder of the Transferor Certificate. Upon such Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.3."

                  Section 14. Amendment to Section 12.2. Section 12.2(a) of the
                              -------------------------
Master Pooling and Servicing Agreement is hereby replaced in its entirety with the following:

                           "(a)  If so provided in any Supplement, the
         Transferor (so long as the Transferor is the Servicer or an Affiliate of the Servicer) may, but shall not be obligated to, cause a final distribution to be made in respect of the related Series of Certificates on a Distribution Date specified in such Supplement by depositing into the Distribution Account or the applicable Series Account, not later than the Transfer Date preceding such Distribution Date, for application in accordance with Section 12.3, the amount specified in such Supplement; provided, however that if the short-term
                                       --------  -------
         deposits or long-term unsecured debt obligations of the Transferor (or, if neither such deposits nor such obligations of the Transferor are rated by Moody's, then the short-term deposits or long-term unsecured debt obligations of the holding company of the Transferor so long as such holding company is BANK ONE CORPORATION) are not rated at the time of such purchase of Receivables at least Prime-3 or Baa-3, respectively, by Moody's, no such event shall occur unless the Transferor shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such deposit into the Distribution Account or any Series Account as provided in the related Supplement would not constitute a fraudulent conveyance of the Transferor.

                  Section 15. Amendment to Section 12.4. Section 12.4 of the
                              -------------------------
Master Pooling and Servicing Agreement is hereby replaced in its entirety with the following:

                           "Section 12.4 Termination Rights of Holder or
                                         -------------------------------
         Transferor Certificate. Upon the termination of the Trust pursuant to
         ----------------------
         Section 12.1, and after payment of all amounts due hereunder on or prior to such termination and the surrender of the Transferor Certificate, if there is currently existing a Transferor Certificate in certificated form, the Trustee shall execute a written reconveyance substantially in the form of Exhibit H pursuant to which it shall reconvey to the Holder of the Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all moneys due or to become due with respect to such Receivables (including all accrued interest theretofore posted as Finance Charge Receivables) and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables and Interchange (if any) allocable to the Trust pursuant to any Supplement, except for amounts held by the Trustee pursuant to subsection 12.3(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Transferor Certificate to vest in such Holder all right, title and interest which the Trust had in the Receivables.

                  Section 16. Amendment to Section 13.1. Subsections 13.1(a) and
                              -------------------------
(b) of the Master Pooling and Servicing Agreement are hereby replaced in their entirety with the following:

                  "Section 13.1 Amendment. (a) This Agreement or any Supplement
                                ---------
         may be amended in writing from time to time by the Servicer, the Transferor and the Trustee, including for the purpose of enabling the Trust or a portion thereof to elect to qualify as a financial asset securitization investment trust (or comparable tax entity for the securitization of financial assets) in accordance with the Internal Revenue Code, without the consent of any of

               Certificateholders; provided, however, that (i) such action shall
                                   --------  -------
               not, as evidenced by an Officer's Certificate, (A) in the reasonable belief of the Transferor, adversely affect in any material respect the interests of any Investor Certificateholders or (B) significantly change the Permitted Activities of the Trust; (ii) the Transferor shall have delivered a Tax Opinion to the Trustee and (iii) each Rating Agency shall have notified the Transferor, the Servicer and the Trustee in writing (which writing need only be addressed to any one of the Transferor, the Servicer or the Trustee) that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

                    (b) This Agreement or any Supplement may also be amended in writing from time to time by the Servicer, the Transferor and the Trustee (x) with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Investor Interest of each outstanding Series adversely affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding or (y) with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of each outstanding Series for the purpose of significantly changing the Permitted Activities of the Trust if such amendment shall not, as evidenced by an Officer's Certificate, adversely affect in any material respect the interests of any Investor Certificateholder; provided, however, that no such amendment shall (i) reduce in any
               --------  -------
               manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of such Series without the consent of each Investor Certificateholders of such Series, (ii) change the definition of or the manner of calculating the Investor Interest, the Investor Percentage or the Investor Default Amount of such Series without the consent of each Investor Certificateholder of such Series or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of all Series adversely affected. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise."

                    Section 17. Amendment to Section 13.2. Subsection 13.2(d) of
                                -------------------------
the Master Pooling and Servicing Agreement is hereby replaced in its entirety by the following:

                    "(d) The Servicer will deliver to the Trustee on or before
               December 31 of each year, beginning with December 31, 2002, an Opinion of Counsel in the form of Exhibit F."

                  Section 18. Amendment to Section 13.17. The Master Pooling and
                              --------------------------
Servicing Agreement is hereby amended by adding a new section which reads as follows:

                  "Section 13.17. Characterization of the Trust. For purposes of
                                  -----------------------------
         SFAS 140, the parties hereto intend that the Trust shall be treated as a "qualifying special purpose entity" as such term is used in SFAS 140 and any successor rule thereto and its permitted activities shall be limited in accordance with paragraph 35 thereof.

                  If the transfer of the Receivables to the Trust is characterized as a loan to the Transferor secured by Receivables, the Transferor, in such circumstances, agrees that it does not have the right to prepay such loan prior to the maturity date thereof under any circumstances and does hereby irrevocably waive and relinquish such right."

                  Section 19. Amendment and Ratification of Series Supplements.
                              ------------------------------------------------

                  (a) As of April 1, 2002, all Supplements which are in effect on the Amendment Closing Date are hereby amended as follows:

                              (i) The following definitions of Section 2 of each of the Supplements shall be amended by deleting the current definitions in Section 2 and substituting in place the following:

                           ""Base Rate" shall mean, with respect to any Monthly
                             ---------
                  Period, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest, each for the related Interest Period, and the denominator of which is the Investor Interest as of the close of business on the last day of the Monthly Period, plus (b) 2%."

                           ""Net Servicing Fee Rate" shall mean (a) so long as
                             ----------------------
                  the Transferor or an Affiliate thereof is the Servicer, 0.50% per annum, (b) so long as The Bank of New York (Delaware) or an Affiliate thereof is the Servicer, 1% per annum, and (c) if the Transferor, and Affiliate thereof, The Bank of New York (Delaware) or an Affiliate thereof is no longer the Servicer, 2% per annum."

                           ""Series Servicing Fee Percentage" shall mean (a) so
                             -------------------------------
                  long as the Transferor or an Affiliate thereof is the Servicer, 1.50% per annum, and (b) if the Transferor or an Affiliate thereof is no longer the Servicer, 2% per annum."

                  (b) Except as specifically amended hereby, all of the terms and conditions of each Supplement shall remain in full force and effect. All references to a Supplement, from and after the Amendment Closing Date, shall mean a Supplement as so amended and modified by the foregoing.

                  Section 20. Ratification of Master Pooling and Servicing
                              --------------------------------------------
Agreement. As amended by this Amendment, the Master Pooling and Servicing
---------
Agreement is in all respects ratified and confirmed, and the Master Pooling and Servicing Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.

                  Section 21. Severability. If any one or more of the covenants,
                              ------------
agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or portions of this Amendment.

                  Section 22. Counterparts.  This Amendment may be executed in
                              ------------
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 23. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED
                              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                    FIRST USA BANK, NATIONAL ASSOCIATION
                                     as Transferor and Servicer


                                    By:  /s/ Stephen R. Etherington
                                      -----------------------------
                                       Name: Stephen R. Etherington
                                       Title:  First Vice President


                                    THE BANK OF NEW YORK (DELAWARE),
                                     as Trustee


                                    By:  /s/ William T. Lewis
                                      -----------------------
                                       Name: William T. Lewis
                                       Title:  Senior Vice President